UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

◻Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2020. At the Annual Meeting, three proposals, which are described in detail in the Company’s definitive proxy statement, dated April 17, 2020 for the Annual Meeting (the “Proxy Statement”), were submitted to a vote of the stockholders. At the Annual Meeting, stockholders (i) elected the eight director nominees named in the Proxy Statement; (ii) ratified the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2021; and (iii) approved the Company’s named executive officer compensation, on a non-binding advisory basis.

The total number of shares entitled to vote and represented by presence or by proxy was equal to 88.91% of the total shares issued and outstanding as of the April 14, 2020 record date, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The results of the vote for each proposal were as follows:

Proposal 1

Each individual listed below was elected to serve on the Board until the 2021 annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

	For	Withheld	Broker Non-Vote
Thomas D. Brisbin	7,785,165	691,538	1,872,175
Keith W. Renken	8,169,682	307,021	1,872,175
Steven A. Cohen	7,608,175	868,528	1,872,175
Debra Coy	4,495,792	3,980,911	1,872,175
Raymond W. Holdsworth	4,467,479	4,009,224	1,872,175
Douglas J. McEachern	4,448,426	4,028,277	1,872,175
Dennis V. McGinn	7,607,267	869,436	1,872,175
Mohammad Shahidehpour	4,014,387	4,462,316	1,872,175

Proposal 2

Ratification of the Board’s appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2021.

For	Against	Abstain
10,325,659	4,836	18,383

Proposal 3

Approval, on a non-binding advisory basis, of the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
4,383,028	3,733,126	360,549	1,872,175

i

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: June 15, 2020	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer

ii